UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2011

MODUSLINK GLOBAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23262	04-2921333
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1601 Trapelo Road Waltham, Massachusetts		02451
(Address of principal executive offices)		(Zip Code)

(781) 663-5001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 12, 2011, ModusLink Global Solutions, Inc. issued a news release reporting the filing of its quarterly report on Form 10-Q for the fiscal quarter ended October 31, 2011 and its final unaudited financial results for the periods covered by the Form 10-Q. The press release, a copy of which is filed as Exhibit 99.1 to this report, is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibit listed in the Exhibit Index below is filed with this report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ModusLink Global Solutions, Inc.

Date: December 12, 2011	By:	/s/ Steven G. Crane
Steven G. Crane
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Registrant, dated December 12, 2011.